December 20, 2006

Supplement

SUPPLEMENT DATED DECEMBER 20, 2006 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2006

With respect to the European Equity Portfolio, the sections of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services—F. Fund Management—Other Accounts Managed by the Portfolio Managers’’ are hereby deleted and replaced with the following:

As of December 18, 2006:

Matthew Leeman managed four registered investment companies with a total of approximately $914.5 million in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $598.7 million in assets; and two other accounts with a total of approximately $145.5 million in assets.

Riccardo Bindi managed four registered investment companies with a total of approximately $914.5 million in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $587.8 million in assets; and two other accounts with a total of approximately $145.5 million in assets.

Jonathan Day managed four registered investment companies with a total of approximately $914.5 million in assets; four pooled investment vehicles other than registered investment companies with a total of approximately $587.8 million in assets; and two other accounts with a total of approximately $145.5 million in assets.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Portfolios, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Portfolios. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Investment Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

With respect to the European Equity Portfolio, the sections of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services—F. Fund Management—Securities Ownership of Portfolio Managers’’ are hereby deleted and replaced with the following:

As of December 18, 2006, the dollar range of securities beneficially owned (either directly, or notionally, through certain defined contribution and/or deferred compensation program) by each portfolio manager in the Fund is shown below:

Matthew Leeman: None

Riccardo Bindi:     None

Jonathan Day:      None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.